THE ADVISORS’ INNER CIRCLE FUND

Cambiar Small Cap Fund

Cambiar SMID Fund

Cambiar Opportunity Fund

(the “Funds”)

Supplement dated May 1, 2024

to the Funds’ Summary Prospectuses (“Summary Prospectuses”), Prospectus and Statement of Additional Information (“SAI”),
each dated March 1, 2024

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

I. Andrew P. Baumbusch, Investment Principal, no longer serves as a member of the domestic investment team managing the Funds. Accordingly, effective immediately, all references to Mr. Baumbusch are hereby deleted from each Summary Prospectus, the Prospectus and SAI.

II. Colin M. Dunn, CFA, Investment Principal, now serves as Lead Manager of the Cambiar Small Cap Fund and Cambiar SMID Fund. Accordingly, effective immediately, all applicable references to Mr. Dunn as “Co-Lead Manager” in the Summary Prospectuses for the Cambiar Small Cap Fund and Cambiar SMID Fund, the Prospectus and the SAI are hereby deleted and replaced with “Lead Manager.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CMB-SK-040-0100